UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
May 21, 2026
Date of Report (date of earliest event reported)
Corcept Therapeutics Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Redwood Shores Parkway, Redwood City, CA 94065
(Address of Principal Executive Offices) (Zip Code)
(650) 327-3270
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CORT	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 21, 2026, Corcept Therapeutics Incorporated (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Amendment to the Corcept Therapeutics Incorporated 2024 Incentive Award Plan (the “Amended 2024 Plan”) to increase the number of shares available thereunder by 8,000,000 shares and clarify certain other language in the plan. The Amended 2024 Plan was previously approved by the Board of Directors of the Company, subject to stockholder approval. The Amended 2024 Plan became effective on May 21, 2026 upon stockholder approval at the Annual Meeting and replaces the Corcept Therapeutics Incorporated 2024 Incentive Award Plan.
A description of the material terms of the Amended 2024 Plan was included in “Proposals to be Acted upon at the 2026 Annual Meeting - Proposal No. 4 - Approval of the Amendment to the Corcept Therapeutics Incorporated 2024 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2026, and which description and text are incorporated by reference into this Item 5.02 of this Current Report on Form 8-K. The foregoing summary is qualified in its entirety by reference to the full text of the Amended 2024 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
On May 21, 2026, the Company held the Annual Meeting to consider and vote on the following proposals: 1) to elect eight directors to hold office until its 2027 annual meeting of stockholders and until their successors are duly elected and qualified, 2) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, 3) to approve, on an advisory basis, the compensation of the Company’s named executive officers, and 4) to approve the Amended 2024 Plan.
A total of 107,356,686 shares of the Company’s common stock held by stockholders of record at the close of business on April 9, 2026 were entitled to vote at the Annual Meeting. The total number of shares voted at the Annual Meeting was 93,270,175. The voting on the four matters is set forth below:
Proposal 1 - Election of Directors. The following directors were elected to serve until the Company’s 2027 annual meeting of stockholders.

Director	For	Withheld	Broker Non-Votes
Gregg Alton	67,977,943	9,316,514	15,975,718
G. Leonard Baker, Jr.	64,912,506	12,381,951	15,975,718
Joseph K. Belanoff, M.D.	76,965,512	328,945	15,975,718
David L. Mahoney	51,078,278	26,216,179	15,975,718
Joshua M. Murray	76,753,606	540,851	15,975,718
Kimberly Park	70,288,833	7,005,624	15,975,718
Daniel N. Swisher, Jr.	67,594,098	9,700,359	15,975,718
James N. Wilson	72,730,017	4,564,440	15,975,718
Proposal 2 - The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified.

For	92,656,473
Against	569,010
Abstain	44,692
Broker Non-Votes	—

Proposal 3 - The compensation of named executive officers was approved, on an advisory basis.

For	72,511,429
Against	4,560,385
Abstain	222,643
Broker Non-Votes	15,975,718
Proposal 4 - The amendment to the Corcept Therapeutics Incorporated 2024 Incentive Award Plan was approved.

For	53,163,364
Against	23,867,363
Abstain	263,730
Broker Non-Votes	15,975,718
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibits No.	Description
10.1	Corcept Therapeutics Incorporated 2024 Incentive Award Plan (as Amended) (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 17, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date:	May 28, 2026	By:	/s/ Atabak Mokari
Name: Atabak Mokari
Title: Chief Financial Officer and Treasurer